SCHEDULE 14C

        INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[X] Preliminary Information Statement
[ ] Confidential, for use of the Commission only (only as permitted by Rule
    14c-5(d)(2))
[ ] Definitive Information Statement

                       VACATION OWNERSHIP MARKETING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

[ ] Fee paid previously with Preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.

         (3) Filing Party:

         (4) Date Filed:

                       VACATION OWNERSHIP MARKETING, INC.
                            6915 Red Road, Suite 222
                           Coral Gables, Florida 33143
                              Phone: (305) 666-6565

                              INFORMATION STATEMENT

                 WE ARE NOT ASKING YOU FOR A PROXY STATEMENT AND
                      YOU ARE REQUESTED NOT TO SEND A PROXY

                 ----------------------------------------------

Approximate date of mailing of this Information Statement:  March [___], 2004

To the Stockholders:

NOTICE IS HEREBY GIVEN that Vacation Ownership Marketing, Inc. (the "COMPANY") intends to take the following actions pursuant to a written consent of the majority stockholders:

         1. To approve a merger of the Company's wholly-owned subsidiary, Capital Solutions, Inc., with and into the Company

         2. To approve an amendment to the Company's certificate of incorporation to effect a 50 for 1 reverse split of the Company's common stock.

  THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING
             WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                                   Sincerely,

                                   -----------------------------
                                   CHRISTOPHER ASTROM
                                   Chief Executive Officer

                                TABLE OF CONTENTS

                                                                            Page

GENERAL INFORMATION...........................................................1

PROPOSAL ONE    APPROVAL OF A MERGER OF THE COMPANY'S WHOLLY-OWNED SUBSIDIARY,
                CAPITAL SOLUTIONS, INC., WITH AND INTO THE COMPANY............3

PROPOSAL TWO    APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF
                INCORPORATION TO EFFECT A 1 FOR 50 REVERSE SPLIT OF THE
                COMPANY'S COMMON STOCK........................................5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...............10

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...............................11

FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE..............................11

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE......................11

ADDITIONAL INFORMATION.......................................................11

CONCLUSION...................................................................12

                       VACATION OWNERSHIP MARKETING, INC.

                                ----------------

                              INFORMATION STATEMENT

                                ----------------

                               GENERAL INFORMATION

GENERAL

         This Information Statement is being provided to the stockholders of VACATION OWNERSHIP MARKETING, INC. (the "COMPANY") in connection with the anticipated receipt of approval by written consent, in lieu of an annual meeting, of the holders of a majority of the Company's voting power, authorizing the actions proposed and discussed in this Information Statement. The Company's board of directors unanimously approved all the actions proposed in this Information Statement on [March __, 2004], and recommended that the resolutions be submitted for stockholder approval. The holders of a majority of the Company's voting power intend to approve the proposals discussed in this Information Statement by written consent shortly after mailing this Information Statement to the Company's stockholders. This Information Statement was first mailed on or about [March __, 2004].

RECORD DATE AND VOTING SECURITIES

         Only stockholders of record at the close of business on [March __, 2004] are entitled to notice of the information disclosed herein. The Company has one series of common stock, $.001 par value per share outstanding and one series of preferred stock, $.001 par value per share outstanding. On [March __, 2004], 61,110,595 shares of common stock were issued and outstanding and held of record by 883 registered stockholders, and 2.5 million shares of preferred stock were issued and outstanding and held of record by one stockholder, Christopher Astrom. Each share of common stock entitles the holder thereof to one vote on all matters submitted to the stockholders. Each share of preferred stock entitles the holder thereof to 100 votes per share on all matters submitted to the stockholders.

STOCKHOLDERS' RIGHTS

         The elimination of the need for an annual meeting of the stockholders to approve the actions proposed and discussed in this Information Statement is authorized by Section 228 of the Delaware General Corporations Law (the "DGCL"). This section provides that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote. In order to eliminate the costs and management time involved in holding an annual meeting and in order to effect the proposed resolutions as early as possible in order to accomplish the purposes of the Company, the Company has chosen to forego an annual meeting and obtain the written consent of a majority of the Company's voting power in accordance with Section 228 of the DGCL.

DISSENTERS' RIGHTS

         The Delaware General Corporations Law does not provide for dissenter's rights in connection with any of the actions proposed in this Information Statement.

EXPENSES

         The costs of preparing, printing and mailing this Information Statement will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to those beneficial owners.

STOCKHOLDERS SHARING AN ADDRESS

         The Company will deliver only one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at the telephone number or address set forth above.

                                  PROPOSAL ONE

               APPROVAL OF A MERGER OF THE COMPANY'S WHOLLY-OWNED
             SUBSIDIARY, CAPITAL SOLUTIONS, INC., WITH AND INTO THE
                                    COMPANY

GENERAL

         The board of directors has unanimously approved, and recommended to the stockholders, a merger of the Company's wholly-owned subsidiary, Capital Solutions, Inc. ("CAPITAL SOLUTIONS"), with and into the Company. Pursuant to the terms of the agreement of merger pursuant to which the merger will be consummated, Capital Solutions will be merged with and into the Company, with the Company remaining as the surviving corporation. The board of directors has determined that this merger is advisable and in the best interests of the Company and should be adopted by the stockholders.

VOTE REQUIRED

         The affirmative vote of a majority of the Company's voting power is required for approval of this Proposal.

PURPOSES AND EFFECTS OF THE PROPOSAL

         If the merger is approved, each of the issued and outstanding shares of the capital stock of Capital Solutions and all rights in respect thereof, and each certificate representing shares of the common stock of Capital Solutions shall be cancelled and no shares of the capital stock of the surviving corporation will be issued in exchange. Each share of capital stock issued and outstanding or held in the treasury of the Company shall remain outstanding and will not be affected by the merger.

         If this proposal is adopted, pursuant to the terms of the agreement of merger and upon consummation of the merger, the Company will amend and restate its certificate of incorporation to be substantially identical to the certificate of incorporation of Capital Solutions then in effect. The certificate of designations relating to the Company's preferred stock would remain unchanged and in full force and effect. The amended and restated certificate of incorporation which the Company plans to adopt in connection with the merger is substantially in the form attached hereto as Appendix A. As a result of the merger, the name of the Company will be changed to "Capital Solutions, Inc." Additionally, the number of shares of common stock the Company is authorized to issue will be increased from 1 billion to 20 billion and the number of shares of preferred stock the Company is authorized to issue will be increased from 10 million to 200 million. The additional 19 billion shares of common stock would become part of the existing class of common stock and, if and when issued, would have the same rights, privileges and preferences as the shares of common stock presently issued and outstanding and the additional 190 million shares of preferred stock would become part of the existing class of preferred stock and, if and when issued, would have the same rights, privileges and preferences as the shares of common stock presently issued and outstanding. On March [__], 2004, 61,110,595 shares of the Company's common stock were issued and outstanding and held of record by 883 registered stockholders.

         The board of directors believes the increase in the number of shares of common stock the Company is authorized to issue in connection with the merger is desirable to ensure that the Company has sufficient shares of common stock to be used in connection with any future mergers and acquisitions, to raise additional capital through public offerings or private placements of common stock or securities convertible into common stock, to ensure that the Company has sufficient common stock to provide additional authorized shares in connection with the exercise of stock options or possible future stock splits or stock dividends, to be issued upon conversion of outstanding convertible securities (including the 2.5 million shares of preferred stock held by Christopher Astrom and the Company's outstanding debentures, if the Company determines to permit the conversion of these debentures).

         The issuance of additional shares of common stock might dilute, under certain circumstances, the ownership and voting rights of the stockholders. The increase in the number of shares of common stock the Company is authorized to issue resulting from the merger is not intended to inhibit a change in control of the Company. The availability for issuance of additional shares of common stock could, however, discourage, or make more difficult, efforts to obtain control of the Company. For example, the issuance of shares of common stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company.

         Further, because the Company will amend and restate its certificate of incorporation to be substantially identical to the certificate of incorporation of Capital Solutions, the par value of the shares of common stock and preferred stock the Company is authorized to issue will be reduced from $.001 par value per share to $.0000001 par value per share.

         As Capital Solutions currently has no assets or liabilities, the Company does not believe the merger will have any immediate effect on the Company's financial statements, results of operations or liquidity. After the consummation of the merger, Capital Solutions will cease to exist. The Company does not believe the merger will have any effect on the Company or its finances other than through the related amendment and restatement of the Company's certificate of incorporation described above.

         The Company's board of directors believes that the effect of reducing the par value of the Company's common stock to .0000001 par value per share will facilitate investments in the Company's common stock. Upon the effective time of the merger, the stated capital attributable to the Company's outstanding common stock on our balance sheet will be decreased to reflect the new par value of such shares, and the additional paid-in capital account will be increased by the amount by which the stated capital is increased. The per-share net income or loss and the net book value of our common stock will remain unchanged.

                                  PROPOSAL TWO

            APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A 1 FOR 50 REVERSE SPLIT OF THE
                             COMPANY'S COMMON STOCK

GENERAL

         The board of directors has unanimously approved, and recommended to the stockholders, a proposal to amend the Company's certificate of incorporation to effect a reverse split of the shares of the Company's capital stock issued and outstanding, or held as treasury shares whereby every 50 shares of capital stock shall be combined and converted into one share of capital stock. The amendment will effect the reverse split by reducing the number of shares of capital stock in accordance with the ratio set forth above, but will not increase the par value of any capital stock, and will not change the number of authorized shares of capital stock. The proposed amendment is set forth below.

REASONS FOR THE REVERSE SPLIT

         On [March __, 2004], the Company's common stock closed at $[___] per share. In approving the reverse split, the board of directors considered that the Company's common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The board of directors also believes that most investment funds are reluctant to invest in lower priced stocks.

         The board of directors proposed the reverse split as one method to attract investors and business opportunities in the Company. The Company believes that the reverse split may improve the price level of the Company's common stock and that this higher share price could help generate additional interest in the Company.

         However, the effect of the reverse split upon the market price for the Company's common stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of the Company's common stock after the reverse split will rise in proportion to the reduction in the number of shares of common stock outstanding resulting from the reverse split. The market price of the Company's common stock may also be based on its performance and other factors, some of which may be unrelated to the number of shares outstanding.

VOTE REQUIRED

         The affirmative vote of a majority of the Company's voting power is required for approval of this Proposal.

POTENTIAL RISKS OF THE REVERSE SPLIT

         If the board of directors does effect a reverse split there can be no assurance that the bid price of the Company's common stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from the reverse split, that the reverse split will result in a per share price that will increase its ability to attract and retain employees and other service providers or that the market price of the post-split common stock can be maintained. The market price of the Company's common stock will also be based on its financial performance, market condition, the market perception of its future prospects and the Company's industry as a whole, as well as other factors, many of which are unrelated to the number of shares outstanding. If the reverse split is effected and the market price of the Company's common stock declines, the percentage decline as an absolute number and as a percentage of the Company's overall capitalization may be greater than would occur in the absence of a reverse split.

POTENTIAL EFFECTS OF THE REVERSE SPLIT

         General

         Pursuant to the reverse split, each 50 shares of the Company's capital stock issued and outstanding, or held as treasury shares, immediately prior to the effectiveness of the reverse split, will become one share of the same class of the Company's capital stock after consummation of the reverse split.

         Accounting Matters

         The reverse split will not affect the par value of any class of the Company's common stock. As a result, on the effective date of the reverse split, the stated par value capital on the Company's balance sheet attributable to common stock and preferred will be reduced to 1/50 of its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value per share will be increased because there will be fewer shares.

         Effect on Authorized and Outstanding Shares

         The Company is currently authorized to issue a maximum of 1 billion shares of common stock and 10 million shares of preferred stock. As of March [___], 2004, there were 61,110,595 shares of common stock issued and outstanding, or held as treasury shares. Although the number of authorized shares of common stock will not change as a result of the reverse split, the number of shares of capital stock issued and outstanding, or held as treasury shares (as well as the number of shares of common stock underlying any options, warrants, convertible debt or other derivative securities), will be reduced to a number that will be approximately equal to the number of shares of capital stock issued and outstanding, or held as treasury shares, immediately prior to the effectiveness of the reverse split, divided by 50.

         With the exception of the number of shares issued and outstanding, or held as treasury shares, the rights and preferences of the shares of capital stock prior and subsequent to the reverse split will remain the same. It is not anticipated that the Company's financial condition, the percentage ownership of management, the number of stockholders, or any aspect of the Company's business would materially change, as a result of the reverse split.

         The reverse split will be effected simultaneously for all of the Company's capital stock and the exchange ratio will be the same for all of the Company's capital stock. The reverse split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the reverse split results in any stockholders owning a fractional share. See "Fractional Shares" below. The reverse split will not alter the respective voting rights and other rights of stockholders. Each share of capital stock issued pursuant to the reverse split will remain fully paid and non-assessable.

         The Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"). The Company's common stock is currently registered under Section 12(g) of the Exchange Act and as a result, is subject to periodic reporting and other requirements. The proposed reverse split will not affect the registration of the Company's common stock under the Exchange Act. The reverse split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Exchange Act.

         Potential Odd Lots

         If approved, the reverse split will result in some stockholders owning "odd-lots" of less than 10 shares of the Company's common stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 10 shares.

         Increase of Shares of All Classes of Capital Stock Available for Future Issuance

         As a result of the reverse split, there will be a reduction in the number of shares of capital stock issued and outstanding, or held as treasury shares, and an associated increase in the number of authorized shares which would be unissued and available for future issuance after the reverse split. The increase in available shares could be used for any proper corporate purpose approved by the board of directors including, among other purposes, future financing transactions.

         Potential Anti-Takeover Effect

         Although the increased proportion of unissued authorized shares of capital stock to issued shares of capital stock could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in composition of the board of directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the reverse split proposal is not being proposed in response to any effort of which the Company is aware to accumulate shares of stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the board of directors and stockholders.

EFFECTIVENESS OF THE REVERSE SPLIT

         The reverse split, if approved by the Company's stockholders, will become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment of the Company's certificate of incorporation. It is expected that such filing will take place on or shortly after the date the stockholders vote on the matters discussed in this Information Statement.

         Commencing upon the date of the filing of the amendment effecting the reverse split with the Secretary of State of the State of Delaware, each certificate of the Company's capital stock will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of common stock resulting from the reverse split. As soon as practicable after the effective date, stockholders will be notified as to the effectiveness of the reverse split and instructed as to how and when to surrender their certificates representing shares of common stock prior to the reverse split in exchange for certificates representing shares of common stock after the reverse split. We intend to use Corporate Stock Transfer as our exchange agent in effecting the exchange of the certificates following the effectiveness of the reverse split. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

FRACTIONAL SHARES

         The Company will not issue fractional shares in connection with the reverse split. Instead, any fractional share that results from the reverse split will be rounded up to the next whole share. This is being done to avoid the expense and inconvenience of issuing and transferring fractional shares of our common stock as a result of the stock split.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following discussion summarizing certain federal income tax consequences of the reverse split is based on the Internal Revenue Code of 1986, as amended (the "CODE"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date this Information Statement was first mailed to stockholders. This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies).

         The receipt of the common stock following the effective date of the reverse split, solely in exchange for the common stock held prior to the reverse split will not generally result in a recognition of gain or loss to the stockholders. Although the issue is not free from doubt, additional shares received in lieu of fractional shares, including shares received as a result of the rounding up of fractional share ownership, should be treated in the same manner. The adjusted tax basis of a stockholder in the common stock received after the reverse split will be the same as the adjusted tax basis of the common stock held prior to the reverse split exchanged therefor, and the holding period of the common stock received after the reverse split will include the holding period of the common stock held prior to the reverse split exchanged therefore. No gain or loss will be recognized by the Company as a result of the reverse split. The Company's views regarding the tax consequences of the reverse split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.

         THIS SUMMARY IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO ADDRESS ALL ASPECTS OF THE POSSIBLE FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. IN PARTICULAR, AND WITHOUT LIMITING THE FOREGOING, THIS SUMMARY ASSUMES THAT THE SHARES OF COMMON STOCK ARE HELD AS "CAPITAL ASSETS" AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY'S STOCKHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF THE REVERSE SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS. THE STATE AND LOCAL TAX CONSEQUENCES OF THE REVERSE SPLIT MAY VARY AS TO EACH STOCKHOLDER DEPENDING ON THE STATE IN WHICH SUCH STOCKHOLDER RESIDES. AS A RESULT, IT IS THE RESPONSIBILITY OF EACH STOCKHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE
FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF THE REVERSE SPLIT, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH THE REVERSE SPLIT ON HIS, HER OR ITS OWN TAX RETURNS. IT WILL BE THE RESPONSIBILITY OF EACH STOCKHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE AND LOCAL TAX RETURNS.

AMENDMENT TO CERTIFICATE OF INCORPORATION

         If approved, text substantially similar to the following would be inserted in the Company's certificate of incorporation:


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
         Simultaneously with the effective date of this Certificate of Amendment (the "EFFECTIVE DATE"), every fifty shares of capital stock issued and outstanding, or held as treasury stock, shall be automatically combined into one share of the same class of capital stock, subject to the treatment of fractional share interests described below (the "REVERSE STOCK SPLIT"). The corporation will evidence the Reverse Stock Split effected hereby pursuant to procedures adopted by the board of directors.

         In connection with the Reverse Stock Split, no scrip or fractional share certificates will be issued and, as of the Effective Date, fractional shares resulting from the Reverse Split will be rounded up to the next whole share.

         The Company shall, through its transfer agent, provide certificates representing new shares of capital stock to holders of existing shares of capital stock in exchange for certificates representing such shares. From and after the Effective Date, certificates representing shares of existing capital stock will be canceled and shall represent only the right of holders thereof to receive shares of new capital stock.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

         To the Company's knowledge, the following table sets forth information with respect to beneficial ownership of outstanding common stock as of [March __, 2004] by:

              o each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company's common stock;

              o   each of the Company's named executive officers;

              o   each of the Company's directors; and

              o all of the Company's executive officers and directors as a group.

         Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to the securities as well as securities which the individual or group has the right to acquire within 60 days of the original filing of this Information Statement. Unless otherwise indicated, the address for those listed below is c/o Vacation Ownership Marketing, Inc., 6915 Red Road, Suite 222, Coral Gables, Florida 33143. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of the common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options or other convertible securities held by such persons that are exercisable within 60 days of [March __, 2004], but excludes shares of common stock underlying options or other convertible securities held by any other person. The number of shares of common stock outstanding as of March 19, 2003 was 61,110,595. Except as noted otherwise, the amounts reflected below are based upon information provided to the Company and filings with the SEC.

                                                                SHARES BENEFICIALLY OWNED
                                                                -------------------------
   NAME OF BENEFICIAL OWNER                                        NUMBER       PERCENT
   ------------------------                                        ------       -------
   Christopher Astrom (1)                                       250,277,492     80.45%
   Richard Astrom (2)                                                     0      0.00%
   Knight Securities (3)                                         18,884,162     30.90%
   All directors and executive officers as a group (2 persons)  250,277,492     80.45%

                            ------------------------

(1) Christopher Astrom serves as the Chief Executive Officer, Chief Financial Officer and a director of the Company. The amount shown includes (a) 277,492 shares of common stock and (b) 2.5 million shares of preferred stock which are immediately convertible into common stock at a ratio of 100 shares of common stock for one share of preferred stock.

(2)      Richard Astrom serves as the Secretary and a director of the Company.

(3) The address of Knight Securities is 525 Washington Blvd., 23rd Fl., Jersey City, New Jersey 07310. In the event Christopher Astrom were to convert the 2.5 million shares of preferred stock held by him (each share of which is immediately convertible into common stock at a ratio of 100 shares of common stock for one share of preferred stock), Knight Securities would beneficially own 6.07% of the Company's outstanding common stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         From time to time the Company has been advanced amounts either through short-term promissory notes, advances, or through the payment of legal and professional fees from affiliated companies. As of August 31, 2003, the Company has outstanding amounts due its affiliates for such items as rent and incidental operating costs of $65,935. Of this amount $36,285 is due National Residential Properties, Inc., $4,950 is due Prime Rate Investors, Inc., and $24,700 is due Genesis Capital Corporation of Nevada.

                 FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE

         This Information Statement contains forward-looking statements that involve risks and uncertainties. Such statements are based on current expectations, assumptions, estimates and projections about the Company and its industry. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, achievements and prospects to be materially different from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update publicly any forward-looking statements for any reason even if new Information becomes available or other events occur in the future. The Company believes that such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

         Actual outcomes are dependent upon many factors. Words such as "anticipates," "believes," "estimates," "expects," "hopes," "targets" or similar expressions are intended to identify forward-looking statements, which speak only as of the date of this Information Statement, and in the case of documents incorporated by reference, as of the date of those documents. The Company undertakes no obligation to update or release any revisions to any forward-looking statements or to report any events or circumstances after the date of this Information Statement or to reflect the occurrence of unanticipated events, except as required by law.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than ten percent of the Company's outstanding common stock to file with the SEC and the Company reports on Form 4 and Form 5 reflecting transactions affecting beneficial ownership. Based solely upon its review of the copies of such forms received by it, the Company believes that, during its fiscal year ended May 31, 2003, all persons complied with such filing requirements. The Company is unaware whether Braulio Gutierrez has complied with Section 16(a) of the Exchange Act as he ceased to be an executive officer upon his departure from the Company in March 2002.

                             ADDITIONAL INFORMATION

         The Company is subject to the informational requirements of the Exchange Act, and in accordance with the requirements thereof, the Company must file reports, Information Statements, proxy statements and other information with the SEC. Copies of these reports, Information Statements, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549 and can be viewed on the SEC's website at www.sec.gov.

                                   CONCLUSION

         As a matter of regulatory compliance, the Company is sending you this Information Statement which describes the purpose and effect of the actions proposed in this Information Statement. This Information Statement is intended to provide the Company's stockholders the information required by the rules and regulations of the Exchange Act.

THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE MATERIAL INCLUDED HEREIN IS FOR INFORMATIONAL PURPOSES ONLY.

Date:  [March __, 2004]                     VACATION OWNERSHIP MARKETING, INC.


                                            ----------------------------------
                                            CHRISTOPHER ASTROM
                                            Chief Executive Officer

                                   APPENDIX A
                          CERTIFICATE OF INCORPORATION
                                       OF
                       VACATION OWNERSHIP MARKETING, INC.

         FIRST: The name of the corporation is VACATION OWNERSHIP MARKETING, INC.

         SECOND: The address of its registered office in the State of Delaware is No. 229 South State Street, in the City of Dover, County of Kent. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

         THIRD: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         FOURTH:

         (a) Capitalization. The total number of shares of stock which the Corporation shall have authority to issue is 20,200,000,000, of which 20,000,000,000 shall be designated common stock, par value .0000001 per share, and of which 200,000,000 shall be designated preferred stock, par value $.0000001 per share.

         (b) Preferred Stock. Preferred stock may be issued in one or more series. The Board of Directors of the Corporation is vested with the authority to determine and state the designations and preferences, limitations, relative rights and voting rights, if any, of each series by the adoption and filing in accordance with the Delaware General Corporation Law, before the issuance of any shares of such series, of an amendment or amendments to this Certificate of Incorporation determining the terms of such series, which amendment need not be approved by the stockholders or the holders of any class or series of shares except as provided by law. All shares of preferred stock of the same series shall be identical.

         FIFTH:  The corporation is to have perpetual existence.

         SIXTH: In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, repeal, alter, amend and rescind the bylaws of the corporation.

         SEVENTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary of this corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 if Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

         EIGHTH: Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation. Elections of directors need not be written ballot unless the by-laws of the corporation shall so provide.

         NINTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

         TENTH: The corporation shall, to the full extent permitted by Section 145 of the Delaware Corporation Law, as amended from time to time, indemnify all person whom it may indemnify pursuant thereto.

         IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer of Vacation Ownership Marketing, Inc., hereby affirms and acknowledges under penalty of perjury that the filing of the Certificate of Incorporation is the act and deed of the Corporation.


                                  By:
                                      -----------------------------------
                                  Name:
                                  Title: